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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2002

                                VITAL SIGNS, INC.

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             (Exact name of registrant as specified in its charter)

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
             New Jersey                    0-18793              11-2279807

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(State or other jurisdiction of         (Commission            (IRS Employer
  incorporation or organization)        File Number)        Identification No.)

          20 Campus Road, Totowa, New Jersey                   07512
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      (Address of principal executive offices)               (Zip Code)

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Registrant's telephone number, including area code:        (973) 790-1330




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Item 5.  Other Events.

            On March 28, 2002, Vital Signs, Inc. (the "Company") consummated the merger of Stelex, Inc. ("Stelex") into the Company's wholly-owned subsidiary, The Validation Group, Inc. ("TVG"), with TVG continuing as the surviving entity. The purchase price for the acquisition of Stelex was $13,300,000.

Item 7.  Financial Statements and Exhibits.

          Exhibit No. 99.1 Press Release, dated April 8, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              VITAL SIGNS, INC.

                              By:  /s/ Joseph Bourgart
                                   ---------------------------------------
                                       Joseph Bourgart
                                       Executive Vice President

Dated:  April 8, 2002


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                                  EXHIBIT INDEX


Exhibit No. 99.1  Press Release, dated April 8, 2002


















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                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................'SS'